UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01:	Entry into a Material Definitive Agreement

On May 3, 2023, Cardinal Health, Inc., (the “Company”) entered into a First Amendment (the “Amendment”) to the Cooperation Agreement (the “Cooperation Agreement”) dated September 5, 2022 by and among Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. and the Company. The Amendment extends the term of the Cooperation Agreement until the later of (i) July 15, 2024 and (ii) 11:59 p.m., Eastern Time, on the date that is five days following the date on which the Investor Designee (as such term is defined in the Cooperation Agreement) or the Investor Designee’s successor ceases to serve on, or resigns from, the Company’s Board of Directors. In connection with this extension, our Board of Directors has extended the term of the Business Review Committee until July 15, 2024.

Except as provided above, the Amendment does not modify the Cooperation Agreement in any way, and the Cooperation Agreement, as amended, shall remain in full force and effect.

The foregoing summary of the Amendment is qualified by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference.

Item 2.02:	Results of Operations and Financial Condition

On May 4, 2023, Cardinal Health, Inc. (the “Company”) issued a news release announcing its results for the quarter ended March 31, 2023. A copy of the news release is included as Exhibit 99.1 to this report.

Item 7.01:	Regulation FD Disclosure

During a webcast scheduled to be held at 8:30 a.m. Eastern time on May 4, 2023, the Company’s Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter ended March 31, 2023 and outlook for the fiscal year ending June 30, 2023. The slide presentation for the webcast will be available on the Investors page at ir.cardinalhealth.com. An audio replay of the webcast also will be available on the Investors page at ir.cardinalhealth.com.

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	First Amendment to the Cooperation Agreement, dated as of May 3, 2023, by and among Elliott Associates, L.P., Elliott International, L.P., and Elliott International Capital Advisors Inc. and the Company

99.1	News release issued by the Company on May 4, 2023 announcing third-quarter results.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: May 4, 2023	By:	/s/ AARON E. ALT
Aaron E. Alt
Chief Financial Officer

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